SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 1997

             Franklin California Intermediate-Term Tax-Free Income Fund
                             Dated November 1, 1996

               Franklin New York Intermediate-Term Tax-Free Income Fund
                   Dated May 1, 1996 as amended September 1, 1996
                     as previously supplemented October 1, 1996

                Franklin Federal Intermediate-Term Tax-Free Income Fund
                               Dated July 1, 1996

                   Franklin California High Yield Municipal Fund
                       Franklin Municipal Securities Trust
                      Franklin Arkansas Municipal Bond Fund
                       Franklin Hawaii Municipal Bond Fund
                     Franklin Tennessee Municipal Bond Fund
                     Franklin Washington Municipal Bond Fund
                              Dated October 1, 1996

I. The discussion under "How Do I Buy Shares? - Cumulative Quantity Discounts" is amended by replacing it with the following text:

 To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

II. The discussion under "How Do I Buy Shares? - Sales Charge Waivers" is amended by adding the following new item as the last item in the list of waiver categories:

 o Investors exchanging Advisor Class shares from any of the Franklin Templeton Funds, or, beginning on or about May 1, 1997, Class Z shares of Mutual Series

III. The discussion under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions" is amended by replacing the first restriction with the following text:

 You may only exchange shares within the same class.*

 *Because the Fund does not offer Advisor Class shares, Advisor Class shares of any Franklin Templeton Fund may be exchanged for shares of the Fund at Net Asset Value. Beginning on or about May 1, 1997, Class Z shares of Mutual Series may also be exchanged into shares of the Fund.


January 1, 1997